AMENDMENT NO. 1 TO
NATURAL GAS ASSET MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 1 TO NATURAL GAS ASSET MANAGEMENT AGREEMENT, dated July 31, 2020 (this “Amendment”), is by and between Roanoke Gas Company ("Counterparty"), a Virginia corporation, and Sequent Energy Management, L.P. (“Manager”), a Georgia limited partnership. Manager and Counterparty are sometimes referred to herein collectively as the “Parties.”

RECITALS

WHEREAS, Manager and Counterparty are parties to that certain Natural Gas Asset Management Agreement, dated April 1, 2018 (the “Agreement”);

WHEREAS, Manager and Counterparty desire to renew the Agreement for twelve (12) months at the end of the Term pursuant to Section 9.01 of the Agreement; and

WHEREAS, in connection with such renewal, Manager and Counterparty desire to amend the Agreement on the terms and subject to the conditions set forth below.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual premises, covenants and agreements hereinafter set forth, the Parties agree to amend the Agreement as follows:

1. Defined Terms. All initially capitalized terms used but not defined herein have the meanings set forth in the Agreement.

2. Effective Date. The effective date of this Amendment shall be April 1, 2021 (the “Effective Date”).

3. Renewal. Subject to the terms set for herein, the Parties hereby agree that the Agreement will be renewed for twelve (12) months at the end of the Term (through March 31, 2022) and that this Amendment constitutes each Party’s written notification to the other Party of its intent to renew pursuant to Section 9.01 of the Agreement.

4. Amendment to the Agreement. As of the Effective Date, Exhibit M (Utilization Fee) of the Agreement will be deleted in its entirety and be replaced with the attached Exhibit M (Utilization Fee).

5. No Other Amendments. Except as set forth herein, the Agreement remains in full force and effect on the terms expressed therein.

6. Counterparts. This Amendment may be executed and delivered in counterparts, each of which shall be deemed to be an original and which may be transmitted in an electronic format (such as a PDF file).

IN WITNESS WHEREOF, the undersigned Parties have caused this Amendment to be duly executed by their respective officers and representatives duly authorized as of the day and year first above written.

SEQUENT ENERGY MANAGEMENT, L.P.	ROANOKE gas company
By: /s/: Marshall Lang	By: /s/: Paul W. Nester
Name: Marshall Lang	Name: Paul W. Nester
Title: President	Title: President and CEO

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